UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2005

                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                     001-05075               04-2052042
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  (State or Other Juris-               (Commission             (IRS Employer
 diction of Incorporation)             File Number)          Identification No.)

45 William Street, Wellesley, Massachusetts                  02481
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  (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (781) 237-5100

                                 Not applicable.
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

     On October 25, 2005, PerkinElmer, Inc. announced its financial results for the quarter ended October 2, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

       (c)   Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1 Press Release entitled "PerkinElmer Announces Q3 2005 Results", issued by PerkinElmer, Inc. on October 25, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    PERKINELMER, INC.

Date:  October 25, 2005                             By: /s/ Robert F. Friel

                                                    Robert F. Friel

                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                                             EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

99.1                            Press release entitled "PerkinElmer Announces
                                Q3 2005 Results", issued by PerkinElmer, Inc. on October 25, 2005.